Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.25AX

FIFTY-FOURTH AMENDMENT

TO

AMENDED AND RESTATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC

This Fifty-fourth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Holding Company, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into that certain Amended and Restated CSG Master Subscriber Management System Agreement dated February 9, 2009 (CSG document no. 2298875), as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  The effective date of this Amendment is the date last signed below (the Effective Date").  Further, upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

Now, therefore, CSG and Customer agree to the following as of the Effective Date:

1.  Customer desires and CSG agrees to develop and provide a CSG Workforce Express® ("WFX") API ("WFX Penguin API") by which job completed information will be made available to Customer's third party vendor, PenguinData Workforce Management, Inc., as jobs are completed in WFX, that will allow Customer to manage the quality assurance criteria of its field technicians.

2.   As a result, upon execution of this Amendment and pursuant to the terms and conditions of the Agreement, Schedule F, CSG Licensed Products, Section III, Workforce Management, Subsection A, Workforce Management, shall be amended to add a new subsection "C.," to the fee table titled WFX Penguin API," to include the fees set forth below for the WFX Penguin API described in this Amendment

CSG Licensed Products

III. Workforce Management

A. Workforce Management

Description of Item/Unit of Measure	Frequency	Fee
C. WFX Penguin API
1.Develop and Implement WFX Penguin API (Note 10)(Note 11)	********	$*********
2.WFX Penguin API Support and Maintenance Fee (Note 12)(Note 13)	********	$********

Note 10: Development and implementation of the Penguin API shall be set forth in that certain mutually agreed upon Statement of Work, "Implement WFX Penguin API" (CSG document no. 2508099) (the "WFX Penguin SOW")

Note 11:  The WFX Penguin API will support Customer's ********* *********** and those of Customer's *********** that are processed on Customer's third party billing platforms (the "Non-ACP ***********" and, the ********* ***********, for purposes of this Product collectively the *************)

Note 12: The WFX Penguin API Support and Maintenance Fee shall commence upon completion of the development and implementation pursuant to the WFX Penguin SOW.

Note 13:  The WFX Penguin API Support and Maintenance Fee shall be subject to the annual adjustment to fees, pursuant to Section 5.3 of the Agreement.

[Signature Page Follows]

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

THIS AMENDMENT is executed on the day and year last signed below to be effective as of the Effective Date.

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Michael Ciszek	By: /s/ Joseph T. Ruble
Title: VP Billing	Title: EVP, CAO & General Counsel
Name: Michael Ciszek	Name: Joseph T. Ruble
Date: 10/10/14	Date: 13 Oct 2014